Financial Risk Management - Schedule of Fair Value of the Credits from the Sale of the Farm (Details)	12 Months Ended
Jun. 30, 2025
Schedule of Fair Value of the Credits from the Sale of the Farm [Abstract]
Description	Receivables from sale of farm
Evaluation method	Discounted cash flow
Significant non-observable inputs	Premium (or Basis)
Variation of non-observable inputs	0.53 - 0.97 USD/bu
Sensitivity of inputs to fair value	The increase or decrease of 0.20 USD/bu in the premium (or basis) paid for the soybean would result in an impact of R$12,960, representing an increase or decrease of 1.71% in the receivables from the farm.